Cash and Cash Equivalents, Short Term Deposit and Pledged Deposit (Details) - Schedule of cash and cash equivalents - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule Of Cash And Cash Equivalents Abstract
Cash and cash equivalents – held in bank accounts		$ 20,065	$ 24,025
Short term deposits – held in bank accounts		859
Restricted cash – held in bank accounts	[1]	185
Total		$ 21,109	$ 24,025

[1]	Gix Media has pledged deposits in an aggregated amount of approximately NIS 523 thousand (USD 149 thousand) as guarantees for credit cards, banks and for the owner of the rented property. Cortex has a pledged deposit in the amount of NIS 107 thousand (USD 36 thousand) as a guarantee for the leased offices.